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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of report: APRIL 8, 2008
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)

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
   DELAWARE                        1-10235                        36-3555336
   (State of              (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)
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                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Incentive Award Plan (As Amended and Restated)

On February 20, 2008, the Board of Directors of IDEX Corporation (the "Company") adopted the IDEX Corporation Incentive Award Plan (As Amended and Restated) (the "Plan"), subject to approval by the Company's stockholders. On April 8, 2008 the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote thereon approved the adoption of the Plan. A copy of the Plan was included as Appendix A to the Proxy Statement, filed with the Securities and Exchange Commission on March 7, 2008, and is incorporated herein by reference.

Restricted Stock Grants

On April 8, 2008, upon the approval of the Plan by its stockholders, the Company granted 242,800 shares of restricted stock to its Chairman and Chief Executive Officer, Lawrence Kingsley, which shares are subject to time based vesting with the ability for vesting to accelerate based on performance. 50% of the shares will vest on April 8, 2011 and the remaining 50% of the shares will vest on April 8, 2013. However, if the closing stock price for IDEX Corporation common stock is greater than or equal to $65.90 (two times the closing stock price of IDEX Corporation common stock on the grant date) for any five consecutive business trading days then any unvested shares will vest. Additional restrictions are set forth in Mr. Kingsley's Restricted Stock Agreement, a copy of which is attached hereto as Exhibit 10.2.

On April 8, 2008, upon the approval of the Plan by its stockholders, the Company also granted 74,000 shares of restricted stock to its Vice President and Chief Financial Officer, Dominic Romeo, of which approximately 16.67% will vest on April 8, 2009, approximately 16.67% will vest on April 8, 2010 and the remaining 66.66% will vest on April 8, 2011. Additional restrictions are set forth in Mr. Romeo's Restricted Stock Agreement, a copy of which is attached hereto as
Exhibit 10.3.

On April 8, 2008, upon the approval of the Plan by its stockholders, the Company granted shares of restricted stock to certain other key employees of the Company. The restricted stock is not transferable and is subject to forfeiture in the event the recipient terminates employment for reasons other than death, disability or retirement prior to April 8, 2011. A recipient will be vested in the stock if they terminate employment by reason of death, disability or retirement prior to April 8, 2011. For this purpose retirement means the date the employee attains at least age 50 and his years of service and age equals 70. A copy of the form of Restricted Stock Agreement that the Compensation Committee has approved for award of restricted stock under the Plan is attached hereto as
Exhibit 10.4.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS.

The information set forth above under "Item 1.01 - Entry into a Material Definitive Agreement" is incorporated into this Item 5.02.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     10.1 IDEX Corporation Incentive Award Plan (as Amended and Restated) (incorporated by reference to Appendix A of the Proxy Statement of IDEX Corporation, filed March 7, 2008, Commission File No. 1-10235)

     10.2 IDEX Corporation Restricted Stock Award Agreement with Lawrence Kingsley, dated April 8, 2008

     10.3 IDEX Corporation Restricted Stock Award Agreement with Dominic Romeo, dated April 8, 2008

     10.4 Form of IDEX Corporation Restricted Stock Award Agreement, dated April 8, 2008

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDEX CORPORATION


                                        By: /s/ Dominic A. Romeo
                                            ------------------------------------
                                            Dominic A. Romeo
                                            Vice President and Chief Financial
                                            Officer

April 11, 2008

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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
10.1 IDEX Corporation Incentive Award Plan (as Amended and Restated) (incorporated by reference to Appendix A of the Proxy Statement of IDEX Corporation, filed March 7, 2008, Commission File No. 1-10235)

10.2 IDEX Corporation Restricted Stock Award Agreement with Lawrence Kingsley, dated April 8, 2008

10.3 IDEX Corporation Restricted Stock Award Agreement with Dominic Romeo, dated April 8, 2008

10.4 Form of IDEX Corporation Restricted Stock Award Agreement, dated April 8, 2008
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